CONSULTING AGREEMENT


This Consulting Agreement (the "Agreement"), effective as of March 29, 1999 is entered into by and between Swissray International, Inc., a New York corporation with principal offices located in Hochdorf, Switzerland (herein referred to as the "Company") and LIVIAKIS FINANCIAL COMMUNICATIONS, INC., a California corporation (herein referred to as the "Consultant").

                                    RECITALS

        WHEREAS, Company is a publicly held corporation with its common stock traded on the OTC Bulletin Board; and

        WHEREAS, Consultant has experience In the area of corporate finance, investor communications and financial and investor public relations; and

        WHEREAS, Company desires to engage the services of Consultant to assist and consult with the Company in matters concerning corporate finance and to represent the Company in investor's communications and public relations with existing shareholders, brokers, dealers and other investment professionals as to the Company's current and proposed activities.

        NOW THEREFORE, in consideration of the promises and the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Term of Consultancy. Company hereby agrees to retain the Consultant to act in a consulting capacity to the Company, and the Consultant hereby agrees to provide services to the Company commencing March 29, 1999 and ending on March 28, 2000.

2. Duties of Consultant. The Consultant agrees that it will generally provide the following specified consulting services through its officers and employees during the term specified in Section 1.:

                  (a) Advise and assist the Company in developing and implementing appropriate plans and materials for presenting the Company and its business plans, strategy and personnel to the financial community, establishing an image for the Company in the financial community, and creating the
                 foundation   for subsequent financial public relations efforts:

                  (b)      Introduce the Company to the financial community;

                  (c) With the cooperation of the Company, maintain an awareness during the term of this Agreement of the Company's plans, strategy and personnel, as they may evolve during such period, and advise and assist the Company in communicating appropriate information regarding such plans, strategy and personnel to the financial community;

                  (d)         Assist and advise the Company  with respect to its
                              (i) stockholder and investor relations, (ii) relations with brokers, dealers, analysts and other investment professionals, and (iii) financial public relations generally;

                    (e)       Perform  the  functions  generally  assigned  to
                              investor / stockholder   relations   and   public
                              relations  departments   in  major  corporations,
                              including responding to telephone and written inquiries (which may be referred to the Consultant by the Company); preparing press releases for the Company with the Company's involvement and approval or reviewing press releases, reports and


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                              other communications  with or to shareholders,
                              the investment community and the general public; advising, with respect to the timing, form, distribution and other matters related to such releases, reports and communications; and the consulting with respect to corporate symbols, logos, names, the presentation of such symbols, logos and names, and other matters relating to corporate image.

             (f) Upon the Company's approval, disseminate information regarding the Company to shareholders, brokers, dealers, other Investment community professionals and the general Investing public;

             (g) Upon the Company's approval, conduct meetings, in person or by telephone, with brokers, dealers, analysts and other investment professionals to advisd them of the Company's plans, goals and activities, and assist the Company in preparing for press conferences and other forums Involving the media, investment professionals and the general investment public;

             (h) At the Company's request, review business plans, strategies, mission statements budgets, proposed transactions and other plans for the purpose of advising the Company of the investment community implications thereof; and

             (i) Otherwise perform as the Company's financial relations and public relations consultant.

      3. Allocation of Time and-Energies. The Consultant hereby promises to perform and discharge well and faithfully the responsibilities which may be assigned to the Consultant from time to time by the officers and duly authorized representatives of the Company in connection with the conduct of its financial and investor public relations and communications activities, so long as such activities are in compliance with applicable securities laws and regulations. Consultant and staff shall diligently and thoroughly provide the consulting services required hereunder. Although no specific hours-per-day requirement will be required, Consultant and the Company agree that Consultant will perform the duties set forth herein above in a diligent and professional manner. The parties acknowledge and agree that a disproportionately large amount of the effort to be expended and the costs to be incurred by the Consultant and the benefits to be received by the Company are expected to occur upon and shortly after, and in any event, within two months of the effectiveness of this Agreement. It is explicitly understood that Consultant's performance of its duties hereunder will in no way be measured by the price of the Company's common stock, nor the trading volume of the Company's common stock. It is also understood that the Company in entering into this Agreement with Liviakis Financial Communications, Inc. ("LFC"), a corporation and not any Individual member of LFC, and with such, Consultant will not be deemed to have breached this Agreement if any member, officer or director of LFC leaves the firm or dies or becomes physically unable to perform any meaningful activities during the term of the Agreement, provided the Consultant otherwise performs its obligations under this Agreement.

               4. Remuneration. As full and complete compensation for services described in this Agreement, the Company shall compensate LFC (herein referred to as "Consultants") as follows:

                4.1 For undertaking this engagement and for other good and valuable consideration, the Company agrees to issue and deliver to the Consultants a "Commencement Bonus" payable in the form of 3,000,000 shares of the Company's common stoqk ('Common Stock"). This Commencement Bonus shall be issued to the Consultants immediately following execution of this Agreement and shall, when issued and delivered to Consultants, be fully paid and non-assessable. The Company understands and agrees that Consultants have foregone significant opportunities to accept this engagement and that the Company derives substantial benefit from the execution of this Agreement and the ability to announce its relationship with Consultant. The 3,000,000 shares of Common Stock issued as a Commencement Bonus, therefore, constitutes payment for Consultant's agreement to consult to the Company and are a nonrefundable, nonapportionable, and non-ratable retainer; such shares of Common stock are not a prepayment for future services. If the Company decides to terminate this Agreement prior to March 28, 2000 for any reason whatsoever, it is agreed and understood that Consultants will not be requested or demanded by the Company to


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                return any of the shares of Common  Stock paid to it  hereunder,
                The shares of Common  Stock  issued  pursuant to this  Agreement
                shall   be   issued   in  the   name   of   Liviakis   Financial
                Communications, Inc.

               4.2 Consultants acknowledge that the shares of Common Stock to be issued pursuant to this Agreement (collectively, the "Shares') have not been registered under the Securities Act of 1933, and accordingly are "restricted securities" within the meaning of Rule 144 of the Act. As such, the Shares may not be resold or transferred unless the Company has received an opinion of counsel reasonably satisfactory to the Company that such resale or transfer is exempt from the registration requirements of that Act.

               4.3 In connection with the acquisition of Shares hereunder, the Consultants, represent and warrant to the Company as follows:

               (a)Consultants acknowledge that the Consultants have been afforded the opportunity to ask questions of and receive answers from duly authorized officers and other representatives of the
               Company concerning an investment in the Shares, and any additional information which the Consultants have requested.

               (b) Consultants' investment in restricted securities is reasonable in relation to the Consultants' net worth, which is in excess often (10) times the Consultants' cost basis in the Shares. Consultants have had experience in investments In restricted and publicly traded securities, and Consultants have had experience in investments in speculative securities and other investments which involve the risk of loss of investment. Consultants acknowledge that an investment in the Shares is speculative and involves the risk of loss. Consultants have the requisite knowledge to assess the relative meets and risks of this investment without the necessity of relying upon other advisors, and Consultants can afford the risk of loss of his entire investment in the Shares. Consultants are (i) accredited investors, as that term is defined in Regulation D promulgated under the Securities Act of 1933, and (ii) a purchaser described In Section 25102(f)(2) of the California Corporate Securities Law of 1968, as amended.

             (c) Consultants are acquiring the Shares for the Consultants' own account for long-term investment and not with a view toward resale or distribution thereof except in accordance with applicable securities laws.

             (d) Consultant agrees that throughout the period of time that it retains beneficial ownership of all or any portion of the 3,000,000 shares of Common Stock referred to above that Consultant shall (a) vote such shares in favor of Ruedi G. Laupper continuing to maintain his current position(s) with the Company and (b) give Ruedi G. Laupper and/or his designee the right to vote Consultant's shares at all Company shareholder meetings. Consultant further agrees to sign a Voting Trust Agreement so as to effectuate the terms and intent of this paragraph.

      5. Financing "Finder's Fee". It is understood that in the event Consultant introduces Company, or its nominees, to a lender or equity purchaser, not already having a preexisting relationship with the Company, with whom Company, or its nominees, ultimately finances or causes the completion of such financing, Company agrees to compensate Consultant for such services with a finder's fee in the amount of 2.5% of total gross funding provided by such lender or equity purchaser, such fee to be payable in cash. This will be in addition to any fees payable by Company to any other intermediary, if any, which shall be per separate agreements negotiated between Company and such other intermediary. It is also understood that in the event Consultant introduces Company, or its nominees, to an acquisition candidate, either directly or indirectly through another intermediary,


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      not already having a preexisting  relationship with the Company, with whom
      Company, or its nominees, ultimately acquires or causes the completion of such acquisition, Company agrees to compensate Consultant for such services with a "finder's fee" in the amount of 2% of total gross consideration provided by such acquisition, such fee to be payable in cash. This will be in addition to any fees payable by Company to any other intermediary, if any, which shall be per separate agreements negotiated between Company and such other intermediary. It is specifically understood that Consultant is not or does it hold itself out be a Broker/Dealer, but is rather merely a "Finder" in reference to the Company procuring financing sources and acquisition candidates. (Total fee for Liviakis and other commission not to exceed ten (10) percent).

               5.1 It is further understood that Company, and not Consultant, is responsible to perform any and all due diligence on such lender, equity purchaser or acquisition candidate introduced to it by Consultant under this Agreement, prior to Company receiving funds or closing on any acquisition. However, Consultant will not introduce any parties to Company about which Consultant has any prior knowledge of questionable, unethical or illicit activities.

               5.2 Company agrees that said compensation to Consultant shall be paid in full at the time said financing or acquisition is closed. Moreover, said compensation, will be a condition precedent to the closing of such financing or acquisition and Company shall execute any and all documents necessary to effect said compensation.

               5.3 As further consideration to Consultant, Company, or its nominees, agrees to pay with respect to any financing or acquisition candidate provided directly or indirectly to the Company by any lender or equity purchaser covered by this Section
               5. during the period of one year from the date of this Agreement, a fee to Consultant equal to that outlined in Section "5" herein.

             5.4 Consultant will notify Company of introductions it makes for potential sources of financing or acquisitions in a timely manner (within approximately 3 days of introduction) via facsimile memo. If Company has a preexisting relationship with such nominee and believes such party should be excluded from this Agreement, then Company will notify Consultant within 5 days or sooner if possible of such circumstances via facsimile memo.

    6. Expenses. Consultant agrees to pay for all its expenses (phone, mailing, labor, etc.), other than extraordinary items (travel required by/or specifically requested by the Company, luncheons or dinners to large groups of investment professionals mass faxing to a sizable percentage of the Company's constituents, investor conference calls, print advertisements in publications, etc.) approved by the Company prior to its incurring an obligation for reimbursement.

    7.  Indemnification  The  Company  warrants  and  represents  that  all oral communications, written documents or materials furnished to Consultant by the Company with respect to financial affairs, operations, profitability and strategic planning of the Company are accurate and Consultant may rely upon the accuracy thereof without independent investigation. The Company will protect, indemnify and hold harmless Consultant against any claims or litigation including any damages, liability, cost and reasonable attorney's fees as incurred with respect thereto resulting from Consultant's communication or dissemination of any said information, documents or material not designated by the Company to the Consultant as "confidential" or "Company private", excluding any such claims or litigation resulting from Consultant's communication or dissemination of information not provided or authorized by the Company.

    8. Consultant represents that it Is not required to maintain any licenses and registrations under federal or any state regulations necessary to perform the services set forth herein. Consultant acknowledges that, to the best of its knowledge, the performance of the services set forth under this Agreement will not violate any rule or provision of any regulatory agency having jurisdiction over Consultant. Consultant acknowledges that, to the best of its knowledge, Consultant and its officers and directors are not the subject of any investigation, claim, decree or judgment involving any violation of the SEC or securities laws. Consultant further acknowledges that it is not a securities Broker Dealer or a registered investment advisor. Company acknowledges that, to the best of its knowledge, that it has not violated any rule or provision of any regulatory agency having jurisdiction over the Company. Company acknowledges that, to the best of its knowledge, Company is not the subject of any investigation, claim, decree or judgment involving any violation of the SEC or securities laws.

             9. Legal Representation. The Company acknowledges that it has been represented by independent legal counsel with respect to this Agreement. Consultant represents that they have consulted with independent legal counsel and/or tax, financial and business advisors, to the extent the Consultant deemed necessary.

                10Status of Independent Contractor. Consultant's engagement pursuant to this Agreement shall be as independent contractor, and not as an employee, officer or other agent of the Company. Neither party to this Agreement shall represent or hold itself out to be the employer or employee of the other. Consultant further acknowledges the consideration provided herein above is a gross amount of consideration and that the Company will not withhold from such consideration any amounts as to income taxes, social security payments or any payroll taxes. All such income taxes and other such payments shall be made or provided for by Consultant and the Company shall have no responsibility or duties regarding such matters. Neither the Company or the Consultant possess the authority to bind each other in any agreements without the express written consent of the entity to be bound.

               11.Attorney's Fee. If any legal action or any arbitration or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with or related to this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorney's fees and other costs in connection with that action or proceeding, in addition to any other relief to which it or they may be entitled.

      12. Waiver The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party.

      13. Notices, All notices, requests, and other communications hereunder shall be deemed to be duly given if sent by U.S. mail, postage prepaid, addressed to the other party at the address as set forth herein below-.

                                 To the Company:   Swissray International, Inc.
                                            Ruedi G. Laupper, CEO
                                            200 East 32@ Street, Suite 34-B
                                            New York, NY 10016




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                  To the Consultant;     Liviakis Financial Communications, Inc.
                                            John M. Liviakis, President
                                            2420 ""K" Street, Suite 220
                                            Sacramento, CA 95816

              It is understood that either party may change the address to which notices for it shall be addressed by providing notice of such change to the other party in the manner set forth in this paragraph.

      14. Choice of Law, Jurisdiction of Venue.. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of California. The parties agree that Sacramento County, CA, will be the venue of any dispute and will have jurisdiction over all parties.

      15. Arbitration Any controversy or claim arising out of or relating to this Agreement, or the alleged breach thereof or relating to Consultant's activities or remuneration under this Agreement, shall be settled by binding arbitration in New York in accordance with the applicable rules of the American Arbitration Association, and judgment on the award rendered by the arbitrator(s) shall be binding on the parties and may be entered in any court having jurisdiction thereof. The provisions of Title 9 of Part 3 of the California Code of Civil Procedure, including section 1283.05, and successor statutes, permitting expanded discovery proceedings shall be applicable to all disputes that are arbitrated under this paragraph.

      16. Definition of Company, Wherever the term Company appears insofar as same relates to Company approvals and/or Company requests, such term shall refer to the approval and/or request of Ruedi G. Laupper, President and CEO of the Company or his designee (as must be evidenced by document executed by Ruedi G. Laupper).

      17. Option to Extend Term of Consultancy Consultant grants to Company the option (in Company's sole discretion) to extend this Consulting Agreement for an additional period of one year commencing March 29, 2000 and terminating March 28, 2001 under the same terms, conditions, responsibilities, warranties and agreements as are contained herein with the sole exception being that paragraph 4.1 to the section entitled "Remuneration" shall be revised so as to reflect the agreement of the parties hereto that the remuneration to be provided for such second year shall be $630,000. Such remuneration shall be paid in restrictive shares of Common Stock with the number of shares to be determined based upon the ten (10) day average closing bid price for the 10 consecutive trading days preceding March 29, 2000. In order for the Company to extend this Agreement in accordance with the terms and conditions of this paragraph, notification must be sent by the Company to Consultant within no less than two (2) weeks prior to the termination of this Agreement.

      18. Complete Agreement This Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement and its terms may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of


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      any waiver, change, modification, extension or discharge is sought.


                AGREED TO:

                "Company"                   SWISSRAY INTERNATIONAL, INC.




                Date: ___________            By: ___________________________
                                   Ruedi G. Laupper, Chief Executive Officer


                "Consultant"           LIVIAKIS FINANCIAL COMMUNICATIONS, INC.



     Date: ______________             By: ____________________________________
                                          John M. Liviakis, President

                             VOTING TRUST AGREEMENT


        This Agreement is made as of March 29, 1999 by and among SWISSRAY International, Inc., a New York corporation ("Company"'), Liviakis Financial Communications, Inc., a California corporation (""Stockholder"), said Stockholder being the holder of an aggregate of 3,000,000 outstanding shares of Common Stock of the Company, and Ruedi G. Laupper (the "Voting Trustee") - all in accordance with the terms, conditions and intent expressed in a March 29, 1999 Consulting Agreement between the Company and Stockholder.

        In consideration of the covenants hereinafter contained, it is agreed as follows:
                    1. Applicable to Holder of Common Stock. Stockholder shall immediately assign, transfer and deliver to the Voting
Trustee at the Company's office in New York, New York all of its right, title and interest in and to the 3,1000,000 shares of Company's Common Stock (the "LFC Common Stock") issued to it in accordance with terms and conditions of March 29, 1999 Consulting Agreement referred to above. Stockholder shall accept in return therefor a trust certificate issued under Section 2 hereof.

               Neither the Stockholder nor any other person who becomes the holder of Trust Certificates hereunder shall withdraw shares of LFC Common Stock from the Voting Trust pursuant to Section 8 hereof other than in connection with sales and other transfers of beneficial ownership of shares of LFC Common Stock that, pursuant to the provisions of Rule 144 promulgated under the Securities Act of 1933, as amended (or any successor rule or regulation), would be deemed not to be part of a distribution of such securities by an underwriter.

               2. Trust Certificates to be Issued. The Voting Trustee shall hold pursuant to the terms of this Agreement all LFC Common Stock which shall be delivered to him hereunder. In exchange for the LFC Common Stock delivered to him hereunder, the Voting Trustee will cause to be issued and delivered to the Stockholder Common Stock trust certificates ("Trust Certificates") in substantially the form set forth in Annex I hereto.

                3. Stock in Name of Voting Trustee. The Voting Trustee shall cause the LFC Common Stock deposited with him hereunder to be recorded on the books of the Company in the name of the Voting Trustee as Voting Trustee under this Agreement.

               4. Power to Vote and to Consent. Until the earlier of (a) the actual delivery of stock certificates or other securities to the holders of Trust Certificates in exchange for Trust Certificates or (b) such time as the stock certificates or other securities deposited hereunder shall have been transferred out of the name of the Voting Trustee as holder of record, the Voting Trustee shall have the full and unqualified right and power to vote and to execute consents with respect to all shares of stock and other securities having voting power held by him at all meetings of stockholders or security holders for any purpose.

               5. Cash Dividends. (a) Until the actual delivery of stock certificates or other securities to the holders of Trust Certificates in exchange for Trust Certificates, the holder of each Trust Certificate shall be entitled to receive from time to time payment of any dividends or distributions of cash or property (other than securities subject to Section 11 hereof) collected by the Voting Trustee upon the number of shares at the time held in trust hereunder. The Voting Trustee may in his discretion, from time to time, instead of receiving and distributing any such dividends or distributions, authorize the Company to make payment or delivery thereof directly to the holders of Trust Certificates and (b) notwithstanding anything to the contrary as may be contained herein, Stockholder shall not bear any costs associated with this Agreement. Further, in addition to dividend rights, Stockholder shall also retain all other rights and benefits of share ownership with the sole exception, as heretofore indicated, of voting rights which shall pass through the Voting Trustee to the Voting Trust Certificate holder.

               6. Transfer. The Trust Certificates issued by the Voting Trustee hereunder may be transferred on the books of the Voting Trustee upon the surrender of such certificates properly endorsed by, the registered holders thereof, in person or by attorney duly authorized, according to the rules established for such purpose by the Voting Trustee.

                Every transferee of a Trust Certificate or Certificates issued hereunder shall by the acceptance of such Trust Certificate or Certificates become a party hereto with like effect as though an original party fiereto, and shall be included within the meaning of the term "Stockholder" wherever used herein.

                In connection with, and as a condition of, making or permitting any transfer or delivery of stock certificates or other securities or Trust Certificates under any provision of this Agreement, the Voting Trustee may require the payment of a sum sufficient to pay or reimburse him for any stamp tax or other governmental charge in connection therewith. Such sums shall be paid by the Company. The transfer books for Trust Certificates may be closed by the Voting Trustee at any time prior to the setting of a record date for the payment or distribution of dividends, or for any other purpose; or the Voting Trustee, in his discretion, in lieu of closing the transfer books, may fix a date as the day as of which the holders of Trust Certificates entitled to such payment or distribution or for such other purpose shall be determined.

                7. Authority and Liability of Voting Trustee. The Voting Trustee shall be fully authorized and empowered to construe this Agreement, and his construction of the same made in good faith shall be final, conclusive and binding upon all holders of Trust Certificates and on all other parties interested.

               The Voting Trustee shall not incur any responsibility as Stockholder, trustee or otherwise by reason of any error of judgment or mistake of law or other mistake, or for any act or omission of any agent or attorney, or for any misconstruction of this Agreement, or for any action of any sort taken or omitted hereunder which is believed by him to be in accordance with the provisions and intent hereof and is otherwise made or taken in good faith, except for wilful misconduct or gross negligence.

               The Voting Trustee may employ counsel (who may be counsel for the Company) and agents, whose reasonable expenses and compensation shall be paid by the Company.

               The Voting Trustee may act as, and receive compensation as, a director, officer, agent or member of any committee of the Company, or of any affiliated entity; and he, or any firm of which he may be a member, or any corporation or association of which he may be a stockholder, director or officer, or any such firm, corporation or association in which he may be otherwise directly or indirectly interested, may to the extent permitted by law, and without liability in any way or under any circumstances by reason thereof, contract with the Company, or be or become pecuniarily interested in any matter or transactions to which the Company may be a party or in which the Company may be a party or in which the Company may in any way be concerned, as fully as though he were not the Voting Trustee.

               The Voting Trustee shall not be required to give any bond or security for the discharge of his duties.

                The Voting Trustee may at any time resign by delivering to the

                                       -3-

Company his resignation in writing to take effect immediately.

               The Voting Trustee may be a party to this Agreement as a Stockholder, and to the extent of the stock deposited by him or of Trust Certificates held by him, he shall be entitled in all respects to the same rights and benefits as Stockholder.

               The Voting Trustee may execute any or all Trust Certificates personally or by an agent constituted the agent of the Voting Trustee for such purpose. The Voting Trustee, under such regulations with respect to indemnity and otherwise as he may, in his absolute discretion, prescribe, may provide for the issue and delivery of Trust Certificates in lieu of lost, stolen or destroyed Trust Certificates or in exchange for mutilated Trust Certificates.

                8. Transfers. The Stockholder and any transferees of Trust Certificates relating to the LFC Common Stock (in such connection, a ""Transferor") may at any time in connection with the bona fide transfer of beneficial ownership of shares of LFC Common Stock exchange Trust Certificates for the corresponding shares of LFC Common Stock. In theevent a Transferor proposes to transfer beneficial ownership of shares of LFC Common Stock to one or more third parties, the Transferor shall provide the Voting Trustee with a written notice certifying such intention, stating the number of shares proposed to be transferred, and indicating the names of the proposed transferee or transferees or the name or the name of the brokerage firm through which the sale of such shares of LFC Common Stock is to be effected. The Voting Trustee shall by the end of the third business day following the date on which such notice is received by the Voting Trustee deliver to the Transferor or the Transferor's designee a certificate representing the LFC Common Stock proposed to be transferred (i) registered in the name of the Voting Trustee and endorsed in blank for transfer with the signature of the Voting Trustee guaranteed by an 'eligible guarantor institution" as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, (ii) registered in the name of the Transferor, (iii) registered in the name or names of the transferee or transferees specified by the Transferor in its notice, or
(iv) registered in the name of the brokerage firm specified by Transferor in its notice. In the event the proposed transfer is not effected within thirty (30) days of the date the certificate representing the shares of LFC Common Stock proposed to be transferred is delivered by the Voting Trustee, the Transferor shall cause the certificates representing the shares of LFC Common Stock that were to have been the subject of the transfer to be delivered to the Voting Trustee for re-registration in the name of the Voting Trustee in exchange for Trust Certificates pursuant to this Voting Trust



Agreement.

             9. Compensation, Indemnity and Expenses. The Voting Trustee shall not be entitled to compensation for services but shall be entitled to indemnity against any and all expenses and liabilities incurred by him in connection with or growing out of this Agreement or the bona fide discharge of his duties hereunder; and he shall be entitled to receive such indemnity from the Company against all such claims, expenses and liabilities. The Company shall be deemed to be fully entitled, by action of the board of directors of the Company, to assume or provide otherwise for payment of any and all expenses and liabilities incurred by the Voting Trustee in connection with or arising out of this Agreement.

                10. Taxes. If at any time the Voting Trustee is of the opinion that any tax or governmental charge is payable in respect of any shares of stock or other securities held by him hereunder, or in respect of any dividends, distributions or other rights arising from or appurtenant to the subject matter of this Agreement, the Voting Trustee may, but shall not be required to, pay such tax or governmental charge, and the Voting Trustee shall be entitled to reimbursement for such payments solely from the Company.

                11. Applicability to Other Securities. The terms of this Agreement shall apply to shares of any class of voting securities issued by the Company, including shares issued as a stock dividend or stock split, or in exchange for shares subject to the terms and conditions of this Agreement, whether by way of reorganization, reclassification or other means. Such securities shall be deposited with the Voting Trustee and Trust Certificates therefor shall be issued to the Stockholder. 1

                12. Duration and Termination. This Agreement shall continue in force throughout the period of time that Stockholder remains thel'beneficial owner of any portion of the 3,000,000 shares of Common Stock of the Company issued to it pursuant to the aforesaid Consulting Agreement but the Agreement shall only apply to such portion of the 3,000,000 shares retained by Stockholder. In addition, this Agreement shall terminate in the event that the Voting Trustee at any time resigns under Section 7 hereof or otherwise ceases to serve as Voting Trustee hereunder.

               On the termination of this Agreement, the Voting Trustee (or his executor, conservator or other personal representative if he is unable to perform personally his responsibilities hereunder), in exchange for and upon surrender of Trust Certificates then outstanding, will deliver or czfuse to be delivered to the holders thereof the shares of stock and any other securities then held by the Voting Trustee which are represented by guch Trust Certificates.

                13. Acceptance. The Voting Trustee hereby accepts the trust hereunder subject to all the terms, conditions and reservations herein contained and agrees that he will exercise the powers and perform the duties of Voting Trustee as herein set forth; provided, however, that nothing herein contained shall be construed to prevent the Voting Trustee from at any time resigning and discharging himself from the trust aforesaid in accordance with Section 7 hereof.

                14. Continuation of Rights as Record Holder. Nothing in this agreement contained shall be construed to deprive the Voting Trustee of the right as record holder of any of the shares of stock or other securities at any time held hereunder to vote the same and to execute consents with respect thereto, notwithstanding the termination of this Agreement, so long as he shall be or shall continue to be record holder of such shares of stock or other securities.

                15. Definition of "Company". The term "Company" for the purposes of this Agreement and of all rights hereunder, including the issue and delivery of stock, shall be taken to mean SWISSRAY International, Inc., a corporation organized and existing under the laws of the State of New York, or any corporation or corporations successor to it, and in the event of such succession, the shares of the successor corporation received by the Voting Trustee shall be held by him in lieu of the shares of stock of SWISSRAY International, Inc. deposited hereunder and in all respects subject to the terms and conditions of this Agreement. If the Company is acquired by another corporation or other entity, this Agreement shall terminate. For purposes of this Agreement, the Company will be considered to have been acquired when as a result of a business combination the shareholders of the Company, in their capacity as such, own less than fifty percent of the outstanding equity interest in the surviving or successor entity.

 16. Notices. All notices to the Company, the Voting Trustee and the holders of Trust Certificates shall be deemed given (i) when personally delivered, (ii) one business day after delivered to an overnight delivery service of national reputation for delivery pursuant to its "next day" service,'(iii) three business days after deposit in the United States mail
 (registered  or certified,   prepaid,  return  receipt  requested),  or  (iv)
 upon receipt of answer-back confirmation of delivery of a facsimile transmission. Any notice so " iven shall 9 be taken and considered as though personally served on the parties to which it was directed, including the Company, the Voting Trustee, the Stockholder and any other holder of a Trust Certificate, and notice given utilizing one or more of the methods specified above shall be the only notice required tc5 be given under any provision of this Agreement. Notice to the Company and to the Voting Trustee shall be directed to them, respectively, at the principal executive offices of the Company (and to any facsimile number maintained at such offices), and notices to the registered holders of Trust Certificates. shall be directed to them at the addresses furnished by such holders respectively, to the Voting Trustee (and to any facsimile number maintained by such holders at such locations);. Any party may change the address or facsimile number to which notices to such party shall be directed by giving notice of such change to the other parties hereto in the manner aforesaid.

                17. Copies and Inspection. Copies of this Agreement shall be filed in the principal office of the Company and in the registered office of the Company in the State of New York, and shall be open to the inspection of any Stockholder of the Company or of any Trust Certificate holder hereunder daily during business hours.

                18. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or this Agreement.

                19. Counterparts. This Agreement may be executed in counterparts, each of which so executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

                20. Amendment. This Agreement may be amender by the written consent of the Voting Trustee and the holders of record of Trust Certificates representing all of the shares then deposited with the Voting Trustee pursuant to said agreement.

                21. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                22. Controlling Terms. If and to the extent that there are any discrepancies or differences between this Voting Trust Agreement and the Consulting Agreement entered into between SWISSRAY International, Inc. and shares of Company Common Stock being issued, then in that event, and in that event only, the terms and conditions contained in such Consulting Agreement and the intent expressed therein shall take precedence over those conflicting (if any) terms and conditions as are contained in this Voting Trust Agreement.

                 IN WITNESS WHEREOF,, the Voting Trustee and the Company have executed this Agreement as of the date first written above, and Stockholder has signed a counterpart of this Agreement and transferred and delivered its shares of stock to the Voting Trustee.


                                                 VOTING TRUSTEE

                Dated:     March 29, 1999
                                            -----------------
                       Ruedi G. Laupper
                                            SWISSRAY International, Inc.
                      By:____________________
                         Its: Josef Laupper, Secretary


                                             By: ___________________
                                                   Its-Michael Laupper, Interim
                                                     Chief Financial Officer

  STOCKHOLDER:
                  Each party hereto signing as a Stockholder hereby assigns and transfers unto the Voting Trustee the shares of the Common Stock of the Company owned by it and identified as to the number of shares in the appropriate place opposite its signature.
                                                           Number of Shares
             Name                   Signature           Deposited Hereunder



-LIVIAKIS FINANCIAL
COMMUNICATIONS,INC.       By:        _______________                   3,000,000
                                                     John L. Liviakis, President

ANNEX I
                        FORM OF VOTING TRUST'CERTIFICATE

                            Voting Trust Certificate
                          SWISSRAY International, Inc.


No. I of I      Livia.kis Financial Communications, Inc.     3,000,000 Shares
                                       Stockholder

               This is to certify that there have been deposited with the Voting Trustee under the Voting Trust Agreement hereinafter mentioned, certificates for the number of shares, $.0l par value per share, of the Common Stock of SWISSRAY International, Inc., a New York corporation (hereinafter Failed the "Company"), set out above, and that the person named above is entitled to all benefits and interest specified in said Voting Trust Agreement arising from the deposit of such shares thereunder.

               Subject to Agreement. This certificate is issued under and pursuant to, and the rights of the holder hereof are subject to and are limited by, the terms and conditions of a certain Voting Trust Agreement, dated as of March 29, 1999, copies of which are on file at the registered office of the Company in the State of New York and at the Company's office in New York, New York.

               Term. The Voting Trust Agreement shall continue in force throughout the period of time that Stockholder remains the beneficial owner of any portion of the 3,000,000 shares of Common Stock of the Company issued to it pursuant to the aforesaid Consulting Agreement but the Agreement shall only apply to such portion of the 3,000,000 shares retained by Stockholder.

               Amendment. The Voting Trust Agreement may be amended by the written consent of the Voting Trustee and the holders of record of Trust Certificates representing all of the shares then deposited with the Voting Trustee pursuant to said agreement.

               SEE REVERSE SIDE FOR RESTRICTIONS ON TRANSFER AND
CIRCUMSTANCES UNDER WHICH THIS CERTIFICATE MAY BE CANCELLED.

               IN WITNESS WHEREOF., the Voting Trustee has executed this certificate as of the 29th day of March, 1999.


                                            By:______________________
                                                              Ruedi G. Laupper

                                (The following legend is to appear on the reverse side of the certificate.)


               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAW. THE TRUSTEE RESERVES THE RIGHT TO REFUSE THE TRANSFER, OF SUCH SECURITIES UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS THE TRUSTEE HAS RECEIVED A SATISFACTORY LEGAL OPINION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.